SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 6, 2019

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L.P.)	1-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code:    (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act.     ☐

Item 8.01	Other Events.

On March 6, 2019, Regency Centers, L.P. (“RCLP”) completed the public offering and issuance of $300,000,000 aggregate principal amount of its 4.650% Notes due 2049 (the “Notes”) priced to the public at 99.661% of principal amount. The Notes are guaranteed as to the payment of principal and interest by Regency Centers Corporation, the general partner of RCLP (“Regency”).

The Notes were issued pursuant to the terms of an Indenture dated as of December 5, 2001 (the “Indenture”), as supplemented by a First Supplemental Indenture dated as of June 5, 2007, a Second Supplemental Indenture dated as of June 2, 2010, a Third Supplemental Indenture dated as of August 17, 2015, a Fourth Supplemental Indenture dated as of January 26, 2017 and the Fifth Supplemental Indenture dated as of March 6, 2019 (the “Fifth Supplemental Indenture”), each among RCLP, Regency, as guarantor, and U.S. Bank National Association, as trustee. RCLP and Regency entered into the Fifth Supplemental Indenture in connection with the offering of the Notes in order to amend the definition of “Statistical Release” in the Indenture.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

4.1	Fifth Supplemental Indenture dated as of March 6, 2019 to the Indenture dated as of December 5, 2001 among RCLP, Regency, as guarantor, and U.S. Bank National Association, as trustee

4.2	Form of Global Note for 4.650% Notes due 2049 of Regency Centers, L.P.

4.3	Guarantee of Regency Centers Corporation (included in the Global Note filed as Exhibit 4.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

March 6, 2019	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer

REGENCY CENTERS, L.P.

	By:	Regency Centers Corporation, its general partner

March 6, 2019	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer